Exhibit 10.2

SOLAZYME, INC.

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF SOLAZYME, INC.

No. CS-[number]	$[warrant amount]

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

FOR VALUE RECEIVED, SOLAZYME, INC., a Delaware corporation (the “Company”), hereby certifies that Archer-Daniels-Midland Company, its successor or permitted assigns (the “Holder”), is entitled, subject to the provisions of this Warrant, to receive, upon exercise of this Warrant, a Settlement Amount (as hereinafter defined), at the time specified herein, in respect of $[warrant amount], which is payable, at the Company’s election, in cash, in fully paid and non-assessable shares of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), or a combination thereof, upon payment by the Holder of the Exercise Price (as hereinafter defined) as provided herein.

1. Definitions. The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“Cash Settlement” means the payment of all or a portion of the Warrant Amount in cash, at the Company’s election pursuant to the terms of this Warrant (not including cash in lieu of fractional Warrant Shares as set forth in paragraph 5).

“Cash Settlement Amount” means any portion of the Warrant Amount in respect of which the Company elects to pay in cash pursuant to paragraph 2, subject to Section 3(f).

“Exercise Price” means $0.001 per Warrant Share.

“Manufacturing Commencement Date” means the date of completion of the first commercial fermentation run that produces a dried biomass intermediate after construction and commissioning of the Triglyceride Oil Facility.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Physical Settlement” means the delivery of shares of Common Stock in respect of all or a portion of the Warrant Amount pursuant to the terms of this Warrant, including cash in lieu of fractional Warrant Shares as set forth in paragraph 5.

“Physical Settlement Amount” means the quotient of X/Y where X = the Warrant Amount with respect to which the Company elects to deliver shares of Common Stock in respect of its exercise obligation as set forth in paragraph 2 and Y = the Warrant Share Price; plus cash in lieu of any fractional Warrant Share as set forth in paragraph 5, subject to paragraph 3(e).

“Settlement Amount” means the sum of any Cash Settlement Amount and any Physical Settlement Amount.

“Strategic Collaboration Agreement” means the strategic collaboration agreement by and between the original Holder and the Company effective November 13, 2012, in which such parties have agreed to build-out and operate a triglyceride oil production facility sited at the original Holder’s Clinton, IA corn wet mill (the “Triglyceride Oil Facility”).

“Warrant Amount” means $[warrant amount].

“Warrant Shares” means the shares of Common Stock issuable upon exercise of this Warrant, if any, as the same may be adjusted from time to time as provided in this Warrant.

“Warrant Share Price” means the volume weighted average price of shares of Common Stock, as reported by Bloomberg over the three (3) trading days immediately preceding (and including) the Exercise Date.

2. Vesting of the Warrant/Cash Settlement Election. This Warrant shall vest and become exercisable on the [number] anniversary of the Manufacturing Commencement Date (such date the “Exercise Date”). The

Company shall provide notice to the Holder of any Cash Settlement it elects to make no later than (3) Business Days prior to the Exercise Date; provided, however, that unless the Cash Settlement Amount equals the Warrant Amount, the Company may not elect a Cash Settlement Amount that would result in Physical Settlement in respect of less than $2,000,000 of the Warrant Amount.

3. Exercise of the Warrant/Settlement Amount.

(a) This Warrant will automatically exercise on the Exercise Date. This Warrant shall be exercised and settled, at the Company’s election by Cash Settlement, Physical Settlement or a combination thereof. Payment of the aggregate Exercise Price shall be made in accordance with paragraph 3(e) or 3(f), as applicable. Upon the Exercise Date, the Holder shall be deemed to be the holder of record of any Warrant Shares deliverable in connection with such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that electronic evidence of such Warrant Shares shall not have been actually delivered to the Holder or its agent.

(b) The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of any Warrant Shares; provided, however, that the Company shall not be required to pay any taxes that may be payable in respect of any transfer involved in the issuance and delivery of any Warrant Shares in a name other than that of the Holder.

(d) On the Business Day next succeeding the Exercise Date, the Company shall deliver the Physical Settlement Amount as set forth in Exhibit A – Settlement Instructions. The Company shall deliver the Cash Settlement Amount in equal monthly installments over the course of the year immediately following the Exercise Date as set forth in Exhibit A – Settlement Instructions.

(e) The Exercise Price with respect to exercise hereunder will be paid, in the case of any Physical Settlement, by converting (and the Company withholding) a sufficient number of Warrant Shares to satisfy the applicable aggregate Exercise Price for the exercise. In such event the Company will issue to the Holder the number of shares of Common Stock equal to the quotient resulting from the following equation:

X = (A - B) x C/A where:

                      A

X	=	the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 3(e);

A	=	the Warrant Share Price;

B	=	the Exercise Price; and

C	=	the Physical Settlement Amount.

If the foregoing calculation results in zero or a negative number, then no shares of Common Stock shall be issued upon exercise pursuant to this paragraph 3(e).

(f) In the case of any Cash Settlement, the Exercise Price shall be paid by the Company withholding an amount of cash equal to the Exercise Price that would be payable if the Company had elected Physical Settlement with respect to the Cash Settlement Amount. In such event the Company will withhold an amount in cash equal to:

X = B x C/A where:

X	=	the amount of cash to be withheld;

A	=	the Warrant Share Price;

B	=	the Exercise Price; and

C	=	the Cash Settlement Amount.

If the foregoing calculation results in zero or a negative number, then no cash shall be withheld upon exercise pursuant to this paragraph 3(f).

4. Reservation of Shares; No Impairment.

(a) The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant by means of Physical Settlement. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, in each case, except restrictions on transfer to the extent created by the Holder.

(b) The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against the avoidance of observance or performance of any of the terms of this Warrant, including, without limitation making the terms of this Warrant applicable to the shares of any successor corporation. Subject to the foregoing nothing herein shall be deemed to prevent the Company from taking any such action.

5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, and in lieu of delivery of any such fractional Warrant Share to which the Holder may be entitled upon any exercise of this Warrant, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Warrant Share Price.

6. Exchange, Transfer or Assignment of Warrant.

(a) Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other Persons dealing with this Warrant as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby.

(b) Except as expressly provided herein, neither this Warrant nor any interest hereunder shall be assignable, nor any other obligation delegable, by Holder without the prior written consent of the Company; provided, however, that Holder may assign or otherwise transfer this Warrant (a) to any Affiliate or (b) to any successor in interest by way of merger, sale of equity, or sale of all or substantially all of its assets provided that such successor agrees in writing to be bound by the terms of this Warrant as if it were the original Holder.

7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date and containing the same terms and conditions set forth herein.

8. Acquisitions.

(a) Consolidation, Merger or Sale of Assets. In the event of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or to the Person that acquires such assets pursuant to any such sale or transfer of all or substantially all of the assets of the Company, as the case may be, this Warrant shall thereafter be exercisable for the equivalent securities of the successor Person and/or cash as herein provided. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the successor Person, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such successor Person shall expressly assume the obligation to deliver, upon exercise, such equivalent securities and/or cash.

(b) Notices. In the event that the Company shall propose at any time to effect any of the events described in paragraph (a) that would result in a change in the type of securities or property to be delivered upon exercise of this Warrant, the Company shall send notice to the Holder in the manner set forth in paragraph 11. Such notice shall be sent at least 15 days prior to the effective date of any such event and shall specify such effective date. In all cases, such notice shall specify such event in reasonable detail, including the effect on the kind or class of securities issuable upon exercise of this Warrant. Failure to furnish any notice pursuant to this paragraph 8(b), or any defect in any such notice, shall not affect the legality or the validity of the adjustment of the property issuable upon exercise of this Warrant, or any transaction giving rise thereto.

9. Investment Representations.

(a) Holder represents and warrants that it is acquiring this Warrant and/or the Warrant Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Holder represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act, and Holder was not formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

10. Company’s Representations and Warranties.

(a) The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to the Holder of the right to acquire the Warrant Shares hereunder, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its remaining terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The execution and delivery of this Warrant by the Company does not violate or conflict with the Company’s Articles of Incorporation or Bylaws.

(b) No consent or approval of, giving notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required in connection with the execution, delivery and performance by the Company of its obligations under this Warrant.

(c) Based in part upon the accuracy of the Holder’s representations and warranties in paragraph 9, the issuance of this Warrant constitutes a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of applicable state securities laws.

11. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

Solazyme, Inc.

225 Gateway Boulevard

South San Francisco, CA 94080

Facsimile:

Attention: General Counsel

If to the Holder:

Archer-Daniels-Midland Company

4666 Faries Parkway

Decatur, IL 62526

Facsimile:

Attention: President – Corn Processing

with a copy to:

Archer-Daniels-Midland Company

4666 Faries Parkway

Decatur, IL 62526

Facsimile:

Attention: General Counsel

Each such notice, demand or delivery shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day. Otherwise, any such notice, demand or delivery shall be deemed not to have been received until the next succeeding Business Day.

12. Rights of the Holder. Prior to any exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

14. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

14. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

15. Termination. This Warrant shall terminate on the date of termination of the Strategic Collaboration Agreement; provided, however, that in the event the Warrant is exercised during the term, the delivery instructions set forth herein shall survive termination.

IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of             .

SOLAZYME, INC.

By:
Name:
Title:

Acknowledged and Agreed:

ARCHER-DANIELS-MIDLAND COMPANY

By:
Name:
Title: